Class A: DDDAX
Class C: DDDCX
Class I: DDDIX

SUMMARY PROSPECTUS

January 28, 2020

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 28, 2020, along with the Fund’s annual report dated September 30, 2019, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at https://www.13dactivistfund.com/documents. You can also obtain these documents at no cost by calling 1-877-413-3228 or by sending an email request to Order13DActivistFund@thegeminicompanies.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.13DActivistFund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

Investment Objective: The Fund’s investment objective is capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 10 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.76%	2.51%	1.51%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. This is the amount indirectly paid by the Fund to an unaffiliated money market fund to manage the Fund’s cash.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$744	$1,097	$1,474	$2,529
Class C	$254	$782	$1,335	$2,846
Class I	$154	$477	$824	$1,802

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s investment adviser, 13D Management LLC (the “Adviser”), seeks to achieve the Fund’s investment objective by investing primarily in common stocks of U.S. companies of any market capitalization that are the target of shareholder activism. The Adviser defines an activist situation as one where an investor holds more than 5% of a company’s shares and either (A) has a history of activist investing and/or (B) has a publicly disclosed catalyst for change such as seeking Board seats, improving operations and/or corporate governance practices, approving a merger, spinning-off an operating division or selling a significant amount of company assets (such an investor being referred to herein as an “activist”). The Adviser derives its activist information primarily from legally-mandated filings known as “13D” filings. Rules adopted under the Securities Exchange Act of 1934 require a shareholder that acquires more than 5% of a company’s shares to file a form with the Securities and Exchange Commission known as a Schedule 13D that discloses the investor’s identity and its intent to influence management. The Adviser reviews all material activist situations and makes investment decisions based on its knowledge of the activist investor involved, the industry, the shareholder base, the activist’s average cost, its strategy and the Adviser’s determination of the chance of success and potential impact on share price.

In pursuing the Fund’s investment objective, the Adviser also evaluates and considers environmental, social and governance (“ESG”) factors, with a strong emphasis on corporate governance. Generally, a significant majority of portfolio positions will have a shareholder representative on the board of directors who advocates for best in class corporate governance practices and a shareholder focused mentality. While some of these investments will be in companies with good corporate governance practices, unlike other ESG investors, many will be in situations where an activist is attempting to remedy poor corporate governance. This can range from implementing best corporate governance practices to completely changing corporate culture and replacing entrenched, conflicted and self-dealing management teams. The Adviser also expects that these shareholder representatives who sit on the boards of our portfolio companies that the Fund may invest in will be monitoring, encouraging and implementing responsible social and environmental corporate policies. The Adviser believes that many of the companies which it selects for investment by the Fund provide an opportunity to improve the ESG characteristics of those companies.

The adviser uses the following selection guidelines to create and manage the Fund’s investment portfolio:

Selecting Investment Universe: Identify companies where an activist investor is involved.

Weighting Investments:               Different weights will be given to each investment depending on the (i) type of activist intent stated, (ii) the activist involved, (iii) the sector involved, and (iv) the adviser’s determination as to the chance of activist success.

Exiting Investments:                      Exiting an investment will be an integral part of the investment strategy. Primary exit triggers are when: (i) the activist sells down its position so it holds less than 5%, (ii) the activist otherwise indicates that he is exiting the investment, (iii) the activist becomes a passive investor, and (iv) in the adviser’s opinion, the activist catalyst has changed.

While the Adviser’s guidelines will define the trading horizon, this horizon may change based on other events. For example, an early exit of the Fund position may be warranted after the activist has attained most of its goals. The Fund is non-diversified, which means that it may invest in fewer issuers than a diversified fund. The adviser may engage in frequent buying and selling of securities in managing the Fund’s portfolio.

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Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

•	Conflicts of Interest Risk: An affiliate of the Adviser that is controlled by the portfolio manager publishes reports on all material 13D filings to subscribers. The affiliate is not an investment adviser and the information contained in the reports is not organized or presented in a manner that suggests the holding, purchase or sale of any security. The subscribers to the reports are a variety of organizations including investment banks and law firms, many long/short hedge funds, large institutional investors, activist hedge funds, investor relations companies and proxy solicitors. Although the securities of companies described in the reports may be eligible for 13D Fund portfolio, the reports do not indicate whether or not securities of such companies will be bought or sold by the 13D Funds. In addition, subscribers receive no nonpublic information regarding holdings of the 13D Funds’ portfolio. However, subscribers may make their own investment decisions using information contained in the reports. If subscribers buy or sell securities that are described in the reports, this could negatively impact the price of securities bought or sold by the 13D Funds.
•	Management Risk: The adviser’s dependence on its activist strategy and judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and may not produce the desired results.
•	Market Risk: Overall stock market risks will affect the value of individual instruments in which the Fund invests. Factors such as economic growth, market conditions, interest rate levels, and political events affect the U.S. securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Non-Diversification Risk: The Fund is a non-diversified investment company, which makes the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company. The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.
•	Portfolio Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs which affects the Fund’s performance.
•	Small and Medium Capitalization Stock Risk: The value of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Class A and Class C shares will be similar because they invest in the same portfolio of securities and underlying funds but their performance will vary due to differences in fees. The performance table compares the performance of the Fund’s Class I, Class A and Class C shares over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.13DActivistFund.com or by calling 1-877-413-3228.

Class I Annual Total Return for Calendar Years Ended December 31

Best Quarter	1st Quarter 2013	15.66%
Worst Quarter	4th Quarter 2018	(16.39)%
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Performance Table

Average Annual Total Returns

(For periods ended December 31, 2019)

	One Year	Five Years	Since Inception (12/28/11)
Class I shares return before taxes	27.15%	7.72%	13.59%
Class I shares return after taxes on distributions	26.12%	7.16%	12.64%
Class I shares return after taxes on distributions and sale of Fund shares	16.78%	5.97%	10.85%
Class A shares return before taxes with sales load	19.52%	6.19%	12.45%
Class C shares return before taxes	24.89%	6.65%	11.45%
Russell 2500 Total Return Index(1)	27.77%	8.93%	13.05%
S&P 500® Index(2)	31.49%	11.70%	14.97%
(1)	The Russell 2500 is a broad index, featuring 2,500 stocks that cover the small- and mid-cap market capitalizations. It is a market cap-weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of US-based listed equities. This index has been selected because it is more reflective of the Fund’s portfolio holdings.
(2)	The S&P 500® is an unmanaged composite of approximately 500 large-capitalization companies. The index widely used by professionals as a performance benchmark for large-cap stocks. An investor cannot invest directly in an index.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (IRAs). After tax returns for Class A and Class C shares, which are not shown, will vary from Class I shares.

Investment Adviser: 13D Management LLC is the Fund’s investment adviser, (the “Adviser”).

Investment Adviser Portfolio Manager: Ken Squire, the Founder and Chief Investment Officer of the Adviser, has served the Fund as its Portfolio Manager since it commenced operations in 2011.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website. The minimum initial and subsequent investment in Class A and Class C shares is $2,500 and $500. The minimum initial investment in Class I shares is $1,000,000. Subsequent investment in Class I shares may be made in any amount.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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